Exhibit 20.7

CAPITAL ONE MASTER TRUST (COMT)

Performance Summary - May 2007

Capital One Master Trust (COMT)

Series		COMT 1998-1
Size		$591 MM
Expected Maturity (Class A)		04/15/2008

Gross Monthly Payment Rate		18.62%
Delinquency Rate:	30 - 59 Days	1.11%
	60 - 89 Days	0.75%
	90 + Days	1.70%

Excess Spread Analysis

Series		COMT 1998-1
Portfolio Yield		19.77%
Weighted Average Coupon		6.83%
Servicing Fee Percentage		1.50%
Net Loss Rate		3.45%

Excess Spread Percentage
	May-07	8.00%
	Apr-07	6.33%
	Mar-07	7.77%
3-Month Average Excess Spread		7.36%

Capital One Master Trust (COMT)

Note: Servicing Fee Percentage includes 0.75% paid as Servicer Interchange to Capital One Bank as the Servicer of the Capital One Master Trust.

Capital One Master Trust (COMT)

Series		COMT 2000-3
Size		$1,000 MM
Expected Maturity (Class A)		8/15/2007

Gross Monthly Payment Rate		18.62%
Delinquency Rate:	30 - 59 Days	1.11%
	60 - 89 Days	0.75%
	90 + Days	1.70%

Excess Spread Analysis

Series		COMT 2000-3
Portfolio Yield		19.77%
Weighted Average Coupon		5.69%
Servicing Fee Percentage		2.00%
Net Loss Rate		3.45%

Excess Spread Percentage
	May-07	8.64%
	Apr-07	6.75%
	Mar-07	8.50%
3-Month Average Excess Spread		7.96%

Capital One Master Trust (COMT)

Note: Servicing Fee Percentage includes 0.75% paid as Servicer Interchange to Capital One Bank as the Servicer of the Capital One Master Trust.

Capital One Master Trust (COMT)

Series		COMT 2001-1	COMT 2001-6
Size		$1,200 MM	$1,300 MM
Expected Maturity (Class A)		2/15/2008	8/15/2008

Gross Monthly Payment Rate		18.62%	18.62%
Delinquency Rate:	30 - 59 Days	1.11%	1.11%
	60 - 89 Days	0.75%	0.75%
	90 + Days	1.70%	1.70%

Excess Spread Analysis

Series		COMT 2001-1	COMT 2001-6
Portfolio Yield		19.77%	19.77%
Weighted Average Coupon		5.57%	5.56%
Servicing Fee Percentage		2.00%	2.00%
Net Loss Rate		3.45%	3.45%

Excess Spread Percentage
	May-07	8.75%	8.76%
	Apr-07	6.92%	6.89%
	Mar-07	8.59%	8.62%
3-Month Average Excess Spread		8.09%	8.09%

Capital One Master Trust (COMT)

Note: Servicing Fee Percentage includes 0.75% paid as Servicer Interchange to Capital One Bank as the Servicer of the Capital One Master Trust.

Capital One Master Trust (COMT)

Series		COMT 2002-1
Size		$1,000 MM
Expected Maturity (Class A)		1/15/2009

Gross Monthly Payment Rate		18.62%
Delinquency Rate:	30 - 59 Days	1.11%
	60 - 89 Days	0.75%
	90 + Days	1.70%

Excess Spread Analysis

Series		COMT 2002-1
Portfolio Yield		19.77%
Weighted Average Coupon		5.60%
Servicing Fee Percentage		2.00%
Net Loss Rate		3.45%

Excess Spread Percentage
	May-07	8.72%
	Apr-07	6.89%
	Mar-07	8.57%
3-Month Average Excess Spread		8.06%

Capital One Master Trust (COMT)

Note: Servicing Fee Percentage includes 0.75% paid as Servicer Interchange to Capital One Bank as the Servicer of Capital One Master Trust.